.

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) June 5, 2003


Commission      Registrant; State of Incorporation;         I.R.S. Employer
File Number        Address; and Telephone Number           Identification No.
-----------     ----------------------------------         ------------------

333-21011      FIRSTENERGY CORP.                                34-1843785
               (An Ohio Corporation)
               76 South Main Street
               Akron, Ohio  44308
               Telephone (800)736-3402


1-2323         THE CLEVELAND ELECTRIC ILLUMINATING COMPANY      34-0150020
               (An Ohio Corporation)
               c/o FirstEnergy Corp.
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402


1-3583         THE TOLEDO EDISON COMPANY                        34-4375005
               (An Ohio Corporation)
               c/o FirstEnergy Corp.
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402








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Item 9.  Regulation FD Disclosure

           On June 5, 2003, FirstEnergy Corp. updated the investment community on activities associated with efforts to return the Davis-Besse Nuclear Power Station to service in a safe and reliable manner.

NRC IMC 0350 Restart Process - June 3, 2003, Meeting
----------------------------------------------------

           The Nuclear Regulatory Commission's (NRC) IMC 0350 Panel conducted its monthly status session on the Davis-Besse restart effort at Camp Perry, near Port Clinton, Ohio on June 3, 2003. The meeting included an update on recent NRC activities, as well as an update by FirstEnergy Nuclear Operating Company (FENOC) officials on its progress toward preparing the plant for restart.

           The NRC discussed significant activities since the May 6, 2003 public meeting. The activities included issuance of the final significance for red finding regarding the control rod drive mechanism penetration cracking and reactor pressure vessel head degradation. The NRC oversight panel had determined that FENOC has adequately completed 11 of the 29 actions included in the restart checklist. The items completed in the past month include:

           o  Boric acid corrosion management program (item 3d);
           o Reactor coolant system unidentified leakage monitoring program (item 3e);
           o  In-service inspection programs (item 3f); and
           o  Modification control program (item 3g).

           The NRC also discussed its continuing inspection efforts at the plant, including system health reviews and design issues, safety culture/safety conscious work environment, corrective action team inspection, and resident inspection. Upcoming NRC activities include preparing for the under-vessel inspections. The NRC also mentioned that a third resident inspector will join the team effective September 2003.

           FENOC officials' provided an update on plant activities, progress on management and human performance issues since the last meeting, modification of the high-pressure injection pumps, quality oversight and several engineering design issues.

           FENOC reported that it successfully completed two preliminary pressure tests of its reactor coolant system (RCS) during May. The two pressure tests, one increasing RCS pressure to 50 pounds per-square-inch (psi) and the other to 250 psi, were conducted to identify and subsequently rectify any valves needing minor repair. These steps help pave the way for the important full-pressure test (2,155 psi), slated for mid-to-late July 2003.

           With respect to management and human performance issues, FENOC provided actions taken to-date to address such issues and discussed site alignment and leadership plans going forward.

           The presentation also included an update on FENOC's decision to modify the high pressure injection (HPI) pumps. The pumps will be modified to add an internal strainer to prevent debris from entering the hydrostatic bearing. The ports that supply water to the hydrostatic bearing will be relocated to reduce debris concentration at the strainer. The current schedule shows completion of the pump modification by mid-July 2003.

           The NRC has scheduled the following Davis-Besse meetings:

           o  June 19 - Discuss modification of the HPI pumps (Rockville,
              Maryland)
           o July 9 - Next 0350 panel meeting (Oak Harbor High School, Oak Harbor, Ohio)


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This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements typically contain, but are not limited to, the terms "anticipate", "potential", "expect", "believe", "estimate" and similar words. Actual results may differ materially due to the speed and nature of increased competition and deregulation in the electric utility industry, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices, legislative and regulatory changes (including revised environmental requirements), the availability and cost of capital, ability to accomplish or realize anticipated benefits from strategic initiatives and other similar factors.




                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



June 5, 2003




                                                FIRSTENERGY CORP.
                                                -----------------
                                                   Registrant

                                            THE CLEVELAND ELECTRIC
                                            ----------------------
                                             ILLUMINATING COMPANY
                                             --------------------
                                                   Registrant

                                          THE TOLEDO EDISON COMPANY
                                          -------------------------
                                                   Registrant





                                                Jeffrey R. Kalata
                                     -----------------------------------------
                                                Jeffrey R. Kalata
                                               Assistant Controller


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